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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:  April 20, 1999
                                         --------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



                  1-6157                             36-1208070
                  ------                             ----------
          (Commission File Number)      (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois               60661
-----------------------------------------               -----
 (Address of principal executive offices)            (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 5.    OTHER EVENTS
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On April 20, 1999,  Heller Financial, Inc. (the "Registrant") issued a press release announcing its earnings for the quarter ended March 31, 1999. The 8-K filed on April 20, 1999 had an incorrect press release attached as an exhibit. This amendment is being filed to attach the correct press release.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

(c) Exhibits

99   Heller Financial, Inc. - Press Release



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 20, 1999
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                                     HELLER FINANCIAL, INC.



                                     By:    /s/ Lauralee E. Martin
                                            -------------------------------
                                            Lauralee E. Martin
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX



Exhibit                                                     Sequentially
Number                                                      Numbered Pages
------                                                      --------------

99        Heller Financial, Inc. - Press Release            4-10

                                       3